FMI Funds, Inc.
FMI Large Cap Fund
Investor Class: FMIHX | Institutional Class: FMIQX

FMI Common Stock Fund
Investor Class: FMIMX | Institutional Class: FMIUX

FMI International Fund
Investor Class: FMIJX | Institutional Class: FMIYX
September 9, 2019

Supplement to the Summary Prospectuses, each dated January 31, 2019

Portfolio Manager Update

Dain C. Tofson has joined the Portfolio Management Committee for the FMI Funds. Matthew J. Goetzinger no longer serves on the Portfolio Management Committee for the FMI Funds. Accordingly, the “Portfolio Managers” information set forth in the Summary Prospectus for each of the FMI Funds is hereby deleted and replaced with the following:

“Portfolio Managers: The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”) that is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, which is comprised of the following individuals:

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA	Chairman, Chief Executive Officer and Chief Investment Officer	32
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	24
Jonathan T. Bloom, CFA	Director of Research	9
Robert M. Helf, CFA	Research Analyst	21
Benjamin D. Karek	Research Analyst	2
Andy P. Ramer, CFA	Research Analyst	16
Daniel G. Sievers, CFA	Research Analyst	10
Matthew T. Sullivan, CFA	Research Analyst	6
Jordan S. Teschendorf, CFA	Research Analyst	4
Dain C. Tofson, CFA	Research Analyst	*
* Less than one year.

* * *
Please read this Supplement carefully and keep for future reference.